Financial risk management	12 Months Ended
Mar. 31, 2018
Financial Risk Management [Abstract]
Financial risk management
37.	Financial risk management

The Group is exposed to various financial risks. These risks are categorized into market risk, credit risk and liquidity risk. The Group's risk management is coordinated by the Board of Directors and focuses on securing long term and short term cash flows. The Group does not engage in trading of financial assets for speculative purposes.

37.1	Market risk analysis

Market risk is the risk that changes in market prices will have an effect on our income or value of the financial assets and liabilities. We are exposed to various types of market risks which result from its operating and investing activities. The most significant financial risks to which we are exposed are described below.

Currency risk (foreign exchange risk)

We operate internationally and a significant portion of the business is transacted in the U.S. dollar and consequently we are exposed to foreign exchange risk through its sales. The exchange rate risk primarily arises from foreign exchange receivables. A significant portion of revenue is in U.S. dollars while a significant portion of our costs is in Indian Rupee (INR).

The exchange rate between the INR and the U.S. dollar has fluctuated significantly in recent years and may continue to fluctuate in the future. Appreciation of the INR against the U.S. dollar can adversely affect our results of operations. We also have exposure to foreign currency exchange risk from other currencies, namely the Euro; however, management considers the impact of any fluctuation in these currencies to be insignificant. Further, Amira C Foods International DMCC, having a functional currency of United Arab Emirates Dirham (AED), has significant foreign currency transactions denominated in U.S. dollars. There is no risk of change in the same, as the exchange rate between the U.S. dollar and the AED is fixed at $1 = AED 3.6735.

We evaluate exchange rate exposure arising from these transactions and enter into foreign currency derivative instruments to mitigate such exposure. We follow established risk management policies, including the use of derivatives like foreign exchange forward contracts to hedge forecasted cash flows denominated in foreign currency. The analysis assumes that all other variables remain constant.

The table below presents non-derivative financial instruments which are exposed to currency risk as of March 31, 2018, 2017 and 2016:

March 31, 2018	U.S. Dollars	Other currencies
Trade receivables	750,370	-
Intercompany receivables	15,594,842	7,893,582
Trade payables	(147,660)	(150,734)
Intercompany payables	(35,100,711)	(1,063,795)
Debt	-	-
Intercompany debt receivable	5,000,000	1,557,038
Intercompany debt payable	(2,441,767)	-
Cash and cash equivalents	748,853	3,779
Total	(15,596,073)	8,239,870
March 31, 2017
Trade receivables	$524,388	$2,821
Intercompany receivables	16,993,042	6,229,158
Trade payables	(147,996)	(151,076)
Intercompany payables	(8,973,929)	(833,354)
Debt	-	-
Intercompany debt receivable	5,000,000	1,024,417
Intercompany debt payable	(2,249,986)	-
Cash and cash equivalents	1,462,024	3,303
Total	$12,607,543	$6,275,270
March 31, 2016
Trade receivables	$312,652	$-
Intercompany receivables	31,819,855	5,142,906
Trade payables	(150,095)	(147,934)
Intercompany payables	(1,598,578)	(187,983)
Debt	-	-
Intercompany debt receivable	5,000,033	1,011,646
Cash and cash equivalents	5,209	3,334
Total	$35,389,076	$5,821,969

As of March 31, 2018, 2017 and 2016, every 1% increase or decrease of the respective foreign currencies compared to our functional currency of the respective group entities would impact our profit before tax by approximately $(73,562), $188,828 and $412,110, respectively.

There are no long term exposures in foreign currency denominated financial asset and liabilities as of reporting date.

We use forward foreign exchange contracts to mitigate exchange rate exposure arising from forecasted sales in U.S. dollars in APFPL whose functional currency is INR. U.S. Dollar forward exchange contracts covering forecasted revenue have been designated as hedging instruments in cash flow hedges in accordance with IAS 39. Outstanding U.S. dollar forward contracts relate to revenue forecasted for the year ended March 31, 2018. Forecasted transactions for which hedge accounting has been applied are expected to occur and affect profit or loss in the year ended March 31, 2018.

Based on expected volatility, the management does not expect the foreign currency hedges to become ineffective due to changes in the exchange rates and therefore, there is no impact expected on profit on changes in the values of such derivatives consequent to changes in foreign currency exchange rates. This analysis assumes that all other variables remain constant.

Interest rate sensitivity

Our results of operations are subject to fluctuations in interest rates because we maintain substantial levels of short term indebtedness in the form of secured revolving credit facilities, which are subject to floating interest rates, to fulfill our capital requirements. As of March 31, 2018, 2017 and 2016, we had $ 250,231,474, $224,440,023 and $209,442,252 of total indebtedness, respectively, of which 100% had floating rates of interest. The sensitivity analysis below has been determined based on the exposure to interest rates for non-derivative financial instruments at the balance sheet date. For floating rate liabilities, the analysis is prepared assuming the amount of liability outstanding at the balance sheet date was outstanding for the whole year. The analysis assumes that all other variables remain constant.

In computing the sensitivity analysis, management has assumed a change of 100 basis points movement in the interest rate per annum. This movement in the interest rate would have led to an increase or decrease in the profit before tax by $2,339,526, $2,203,228 and $2,057,225 in the years ended March 31, 2018, 2017 and 2016, respectively.

Price risk sensitivity

We are exposed to price risk in respect of APFPL’s investments in listed equity securities and investment in mutual funds in India. These investments are held for short term and are designated as available for sale financial assets and therefore do not impact the profit or loss in the consolidated statements of profit or loss unless impaired. Further, the amount of investment is not material. Accordingly, sensitivity towards the change in price is not presented.

37.2	Credit risk analysis

Credit risk refers to the risk of default by the counterparty to a financial instrument to meet its contractual obligation resulting in a financial loss to us. Our credit risk primarily arises from trade receivables. Accordingly, credit risk from trade receivables has been separately evaluated from all other financial assets in the following paragraphs.

Trade receivables

Trade receivables are unsecured and are derived from revenue earned from customers. Credit risk in trade receivables is managed through the monitoring of creditworthiness of the customers and by granting credit approvals in the normal course of the business. An analysis of age of trade receivables at each reporting date is summarized as follows:

	March 31, 2018		March 31, 2017
	Gross	Impairment	Gross	Impairment
Not past due	$206,340,772	$-	$164,373,125	$-
Past due less than three months	45,026,945	-	43,134,363	-
Past due more than three months but not more than six months	6,802,541	-	310,671	-
Past due more than six months but not more than one year	176,382	(14,677)	1,545,177	-
More than one year	1,943,815	(1,943,815)	3,949,844	(3,639,941)
Total	$260,290,455	$(1,958,492)	$213,313,180	$(3,639,941)

Trade receivables are accounted in accordance with IAS 39 (Financial Instruments: Measurement and recognition). Trade receivables are impaired in full when recoverability is considered doubtful based on the recovery analysis performed by the Group for individual trade receivables.

Receivables from our top five customers are as follows:

	March 31, 2018	March 31, 2017

Receivables from top five customers as of reporting date	$14,451,384	$32,648,938
Percentage to total receivables	6.1%	15.6%

Receivables from our top two customers are as follows:

	March 31, 2018	March 31, 2017
Receivables from our top two customers as of reporting date	$-	$1,749
Percentage to total receivables	0.0%	0.0%

Management considers the credit quality of these trade receivables to be good. No collateral is held for trade receivables.

Other financial assets

The maximum exposure to credit risk in other financial assets is summarized as follows:

Credit risk relating to cash and cash equivalents and derivative financial instruments is considered negligible because our counterparties are banks. We consider the credit quality of term deposits with such banks that are majority-owned by the Government of India and subject to the regulatory oversight of the Reserve Bank of India to be good, and we review these banking relationships on an ongoing basis.

Security deposits are primarily comprised of deposits made with customers who are public sector organizations. Such deposits were given as part of our contracts with such organizations.

We do not hold any security in respect of the above financial assets. There are no impairment provisions as at each reporting date against these financial assets. We consider all the above financial assets as at the reporting dates to be of good credit quality.

37.3	Liquidity risk analysis

Our liquidity needs are monitored on the basis of monthly and yearly projections. We manage our liquidity needs by continuously monitoring cash flows from customers and by maintaining adequate cash and cash equivalents. Net cash requirements are compared to available cash in order to determine any shortfalls.

We believe that our current cash and cash equivalents, cash flow from operations, debt incurred under our secured revolving credit facilities and other short and long-term loans may or may not be sufficient to meet our anticipated regular working capital requirements and our needs for capital expenditures for the next 12 months. Further, our operating cash cycle as assessed by the working capital providers is more than 18 months and additionally, we have paid down the current liabilities. As a result, we have mismatch in our working capital facility as drawn and the assessed business cash to cash cycle and actual needs. We may, also, require additional cash resources to fund the development of our new processing facility or to respond to changing business conditions or other future developments, including any new investments or acquisitions we may decide to pursue. We are in the process of injecting liquidity through various means like land base monetization etc. Management is confident to address the issue of liquidity.

Short term liquidity requirements consists mainly of sundry creditors, expense payable, employee dues, debt and security deposits received arising during the normal course of business as of each reporting date. We attempt to maintain sufficient balance in cash and cash equivalents to meet our short term liquidity requirements. We assess long term liquidity requirements on a periodical basis and manage them through internal accruals and through our ability to negotiate long term debt facilities. Our non-current liabilities include vehicle loans, term loans and liabilities for DBO.

As of March 31, 2018, the Group had nil undrawn financing facilities which remained available for drawdown under our existing financing arrangements. The Indian company is carrying negotiation and dialogue with banks to reclassify its debt between working capital and real estate. The current factory land is owned by the Indian Company. Approximately, 9 acres of the total of 17 acres of factory land has already been converted and licensed as residential real estate. The balance of 8 acres of factory land is under advanced stage of approval and licensing for conversion.

However, as mentioned in our risk factors, due to tightening of regulatory and credit environment in India, banks have not agreed to reclassify our debt into working capital and real estate. This has resulted in some of the banks classifying the loan to Indian Company as Non-performing assets. The Indian Company is in the process of monetizing its assets and attempting to raise fresh capital.

The management is confident that the going concern assumption has not been impacted.

As at each reporting date, our liabilities having contractual maturities are summarized as follows:

	Current		Non-Current
March 31, 2018	Within 6 months	6-12 months	1-5 years	More than 5 years
Long term debt*	$1,626,345	$3,759	$28,330	$-
Short term debt	248,775,942	-	-	-
Trade payables	11,741,143	-	-	-
Other financial liabilities	7,285,473	-	-	-
Lease obligation	307,899	-	-	-
Total	$269,736,802	$3,759	$28,330	$-

	Current		Non-Current
March 31, 2017	Within 6 months	6-12 months	1-5 years	More than 5 years
Long term debt*	$1,271,624	$67,907	$55,989	$-
Short term debt	223,175,395	-	-	-
Trade payables	13,004,865	-	-	-
Other financial liabilities	12,259,830	-	-	-
Lease obligation	321,447	-	-	-
Total	$250,033,161	$67,907	$55,989	$-

 *Includes future interest costs on account of long term debt as at reporting period to be payable over the period of term loan.

The above contractual maturities reflect the gross cash outflows, not discounted at the current values. As a result, these values will differ as compared to the carrying values of the liabilities at the balance sheet date.